Exhibit 10.16

SECOND WAIVER AGREEMENT

This SECOND WAIVER AGREEMENT is dated as of October 15, 2012 (this “Agreement”) by and among Plains Offshore Operations Inc., a Delaware corporation (“Company”), PXP Resources LLC, a Delaware limited liability company (“PXP LLC”), Plains Exploration & Production Company, a Delaware corporation (together with any Affiliate of Plains Exploration & Production Company, “PXP”), and each Investor named on the signature pages hereto. The parties to this Agreement are collectively referred to herein as the “Parties.” Capitalized terms not defined herein have the meaning ascribed to them in the Stockholders Agreement (as defined below).

WHEREAS, the Parties are party to that certain Stockholders Agreement dated November 17, 2011, as amended by Amendment No. 1 thereto dated as of December 22, 2011 and Amendment No. 2 thereto dated as of January 31, 2012 (the “Stockholders Agreement”);

WHEREAS, PXP has entered into one or more agreements (the “Purchase Agreements”) to acquire certain Deepwater GOM Assets, including all or certain interests of BP Exploration & Production Inc. and BP America Production Company in and near the Holstein, Diana, Hoover, Horn Mountain, Ram Powell, and Marlin Hub Fields, and certain interests of Royal Dutch Shell plc in and near the Holstein Field, including but not limited to the following offshore blocks: Alaminos Canyon 25 and 26, East Breaks 945, 946 and 989, Green Canyon 644, 645 and 688, Mississippi Canyon 82, 84, 85, and 126 - 129, and Viosca Knoll 871, 911 - 913, 915, and 955 - 957 (collectively, the “GOM Assets”);

WHEREAS, pursuant to Section 2.02(c) of the Stockholders Agreement, in the event that PXP acquires the GOM Assets, PXP is required to offer to sell the GOM Assets to the Company within thirty (30) days after such acquisition (the closing date of PXP’s acquisition of the GOM Assets is referred to herein as the “GOM Asset Closing Date”);

WHEREAS, on August 16, 2012, the Parties hereto entered into that certain Waiver Agreement (the “First Waiver Agreement”) setting forth, among other things, the terms under which the Company will waive its right to purchase the GOM Assets under the Stockholders Agreement; and

WHEREAS, the Parties desire to amend certain terms of the First Waiver Agreement and to set forth their mutual understanding regarding PXP’s right to purchase the GOM Assets.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Waiver of Right to Purchase. Notwithstanding the provisions of Section 2.02(c) of the Stockholders Agreement (x) the Company hereby waives any interest in, or right to purchase from PXP, the GOM Assets and (y) the Parties hereby agree that PXP may acquire the GOM Assets, provided in each case that the acquisition of the GOM Assets occurs on or prior to March 3, 2013 substantially on the terms set forth in the Purchase Agreements.

2. Amendment of First Waiver Agreement. The Parties hereby agree that Section 1 of the First Waiver Agreement is hereby deleted in its entirety and the first four lines of Section 2 of the First Waiver Agreement are amended to read in their entirety as follows:

“If any GOM Assets are acquired by PXP or any subsidiary of PXP rather than the Company on or prior to March 3, 2013, the Parties hereby amend the Stockholders Agreement as follows:”.

3. Limitation on Waiver. The waiver set forth in Section 1 is limited precisely as written. Nothing set forth herein shall be deemed a waiver of any rights by the Company in connection with any acquisition of GOM Assets except as expressly set forth herein and as set forth in the amendment to Section 2.02(c) of the Stockholders Agreement included in Section 2 to the First Waiver Agreement to the extent that such amendment becomes effective in accordance with the terms hereof and thereof. For the avoidance of doubt, nothing set forth herein waives any rights other than those rights under Section 2.02(c) of the Stockholders Agreement.

4. Amendment. This Agreement may be modified, amended, supplemented or waived in whole or in part only by a separate written agreement executed by all of the Parties expressly modifying, amending, supplementing or waiving this Agreement.

5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Facsimiles of signatures or signatures delivered in portable document format (.pdf) will be deemed to be originals.

6. Governing Law. This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware, United States of America without regard to principles of conflicts of laws that would direct the application of the Laws of another jurisdiction

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties as of the date first above written.

PLAINS OFFSHORE OPERATIONS INC.

By:	/s/ Winston M. Talbert
	Name:	Winston M. Talbert
	Title:	Vice President & Treasurer

PXP RESOURCES LLC

By:	/s/ Winston M. Talbert
	Name:	Winston M. Talbert
	Title:	Vice President & Treasurer

PLAINS EXPLORATION & PRODUCTION COMPANY

By:	/s/ Winston M. Talbert
	Name:	Winston M. Talbert
	Title:	Executive Vice President and Chief
Financial Officer

[Signature Page to Waiver Agreement]

INVESTORS:

ENERGY FUND XV, L.P.

By:	Energy Management Company, LLC, as Sub-advisor to and Attorney-in-Fact for TCW Asset Management Company, Manager of Fund XV

By:	/s/ Kurt A. Talbot

	Name:	Kurt A. Talbot
	Title:	Co-president and Chief Investment Officer

By:	/s/ Patrick H. Hickey

	Name:	Patrick H. Hickey
	Title:	Senior Vice President

ENERGY FUND XV-A, L.P.

By:	Energy Management Company, LLC, as Sub-advisor to and Attorney-in-Fact for TCW Asset Management Company, Manager of Fund XV-A

By:	/s/ Kurt A. Talbot

	Name:	Kurt A. Talbot
	Title:	Co-president and Chief Investment Officer

By:	/s/ Patrick H. Hickey

	Name:	Patrick H. Hickey
	Title:	Senior Vice President

[Signature Page to Waiver Agreement]

INVESTORS:

ENERGY FUND XV-B, L.P,

By:	Energy Management Company, LLC, as Sub-advisor to and Attorney-in-Fact for TCW Asset Management Company, Manager of Fund XV-B

By:	/s/ Kurt A. Talbot

	Name:	Kurt A. Talbot
	Title:	Co-president and Chief Investment Officer

By:	/s/ Patrick H. Hickey

	Name:	Patrick H. Hickey
	Title:	Senior Vice President

ENERGY XV BLOCKER (PLAINS), LLC

By:	Energy Management Company, LLC, as Manager of Fund XV Blocker-(Plains)

By:	/s/ Kurt A. Talbot

	Name:	Kurt A. Talbot
	Title:	Co-president and Chief Investment Officer

By:	/s/ Patrick H. Hickey

	Name:	Patrick H. Hickey
	Title:	Senior Vice President

[Signature Page to Waiver Agreement]

INVESTORS:

MTP ENERGY MASTER FUND LTD

By:	MTP Energy Management LLC, its investment manager

By:	Magnetar Financial LLC, its sole member

By:	/s/ Douglas Litowitz

	Name:	Douglas Litowitz
	Title:	Counsel

MTP ENERGY OPPORTUNITIES FUND I LLC

By:	MTP Energy Management LLC, its manager

By:	Magnetar Financial LLC, its sole member

By:	/s/ Douglas Litowitz

	Name:	Douglas Litowitz
	Title:	Counsel

HIPPARCHUS FUND LP

By:	Magnetar Financial LLC, its general partner

By:	/s/ Douglas Litowitz

	Name:	Douglas Litowitz
	Title:	Counsel

[Signature Page to Waiver Agreement]

INVESTORS:

MTP OPPORTUNITY FUND, LLC

By:	BAA Co-Investment Fund III (GenPar), LLC

By:	BlackRock Financial Management, Inc., its managing member

By:	/s/ Robert S. Ellsworth

	Name:	Robert S. Ellsworth
	Title:	Managing Director

By:	/s/ Lawrence M. Gail

	Name:	Lawrence M. Gail
	Title:	Managing Director

TRIANGLE PEAK PARTNERS PRIVATE EQUITY, LP

By:	Triangle Peak Partners Private Equity GP, LLC, its general partner

By:	/s/ David L. Peseroff

	Name:	David L. Peseroff
	Title:	Managing Member

[Signature Page to Waiver Agreement]

INVESTORS:

FSEP TERM FUNDING, LLC

By:	FS Energy and Power Fund, as Sole Member

By:	GSO Capital Partners LP, as Sub-Advisor

By:	/s/ Marisa Beeney

	Name:	Marisa Beeney
	Title:	Authorized Signatory

FS INVESTMENT CORPORATION

By:	GSO / Blackstone Debt Funds Management LLC, as Sub-Advisor

By:	/s/ Marisa Beeney

	Name:	Marisa Beeney
	Title:	Authorized Signatory

LOCUST STREET FUNDING LLC

By:	FS Investment Corporation, as Sole Member

By:	GSO / Blackstone Debt Funds Management LLC, as Sub-Advisor

By:	/s/ Marisa Beeney

	Name:	Marisa Beeney
	Title:	Authorized Signatory

[Signature Page to Waiver Agreement]